UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 22, 2014, Par Petroleum Corporation (the “Company”) commenced its previously announced registered rights offering pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). In connection with the rights offering, the Company is filing items included as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this Current Report for the purpose of incorporating such items by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-195662), of which the prospectus supplement dated July 22, 2014, relating to the rights offering, is a part.

THIS CURRENT REPORT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF PAR PETROLEUM CORPORATION, NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Par Petroleum Corporation Shareholder Subscription Rights Certificate.

99.1	Form of Instructions as to Use of Par Petroleum Corporation Rights Certificate.

99.2	Form of Letter to Securities Dealers, Brokers, Commercial Banks, Trust Companies and Other Nominees.

99.3	Form of Letter to Stockholders.

99.4	Form of Letter to Clients.

99.5	Form of Beneficial Owner Election Form.

99.6	Form of Nominee Holder Certification.

99.7	Form of Notice of Guaranteed Delivery.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: July 22, 2014	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

3